IAI BOND FUND

                       Supplement dated September 1, 1999
                        to Prospectus dated April 1, 1999

     The following information supplements the Annual Fund Operating Expenses table on page 6 of the Prospectus:

The Fund's adviser, Investment Advisers, Inc., will limit its management fee to 0.90% of average net assets through March 31, 2000. IAI currently intends to continue such limit after that date, but reserves the right to discontinue it after providing shareholders with 30 days' written notice.